UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2017 (August 25, 2017)

INNOPHOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road, Cranbury, New Jersey		08512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 609-495-2495

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 25, 2017, Innophos Holdings, Inc. (the “Company”) completed its previously announced acquisition of GenNx Novel Holding, Inc. (“Novel”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of July 28, 2017 (the “Merger Agreement”), among the Company, Thor Merger Sub, Inc. (“Merger Sub”), an indirect wholly owned subsidiary of the Company, Novel and GenNx Novel Representative, LLC, as the shareholders’ representative, Merger Sub merged with and into Novel (the “Merger”), with Novel continuing as the surviving corporation and an indirect wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, the Company paid the holders of Novel’s common stock and options aggregate consideration of $125 million, subject to certain adjustments based upon debt, working capital and Novel’s transaction expenses. A portion of the purchase price was placed into escrow and will be released in accordance with the terms of the Merger Agreement and related transaction documents.

The above summary of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 28, 2017, the Company issued a press release announcing the completion of the Merger. The text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed (Exhibit 10.1) or furnished (Exhibit 99.1) with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of July 28, 2017, by and among Innophos, Holdings Inc., Thor Merger Sub, Inc., GenNx Novel Holding, Inc. and GenNx Novel Representative, LLC, as the shareholders’ representative (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on August 1, 2017)

99.1	Press Release, dated August 28, 2017

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

August 28, 2017	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of July 28, 2017, by and among Innophos, Holdings Inc., Thor Merger Sub, Inc., GenNx Novel Holding, Inc. and GenNx Novel Representative, LLC, as the shareholders’ representative (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on August 1, 2017)

99.1	Press Release, dated August 28, 2017